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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                        Date of Report October 25, 2002

                          ROBOTIC VISION SYSTEMS, INC.
               (Exact name of Registrant as specified in charter)


   Delaware                         000-8623                   11-2400145
(State of other                (Commission File No.)         (IRS Employer
jurisdiction of                                              Identification
 incorporation)                                                  Number)

                  5 Shawmut Road, Canton, Massachusetts 02021
               (Address of principal executive offices)(Zip Code)

       Registrant's telephone number, including area code: (781) 302-2439
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ITEM 5. OTHER EVENTS.

        On October 24, 2002, we issued a press release announcing that our request to transfer from the Nasdaq National Market to the Nasdaq Small Cap Market had been approved, effective with the opening of business on Friday, October 25, 2002. Our common stock will continue trading under its current symbol, ROBV. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a)     Financial Statements - None
(b)     Pro Forma Financial Information - None
(c)     Exhibits:

EXHIBIT NO.

99.1    Press Release dated October 24, 2002



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                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: October 25, 2002                         Robotic Vision Systems, Inc.
                                                         (registrant)


                                                 By: /s/ Pat V. Costa
                                                    ----------------------------
                                                    Pat V. Costa
                                                    Chairman and Chief Executive
                                                    Officer